SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
Current Report

___________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012 (April 1, 2012)

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other	(Commission file	(I.R.S. Employer
jurisdiction of	number)	Identification Number)
incorporation)

15A Saddle Road
Cedar Knolls, New Jersey  07927
 (Address of Principal Executive Offices)

_________________________________
(Prior Address if Changed From Last Report)

(973) 455-0970
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Inasmuch as Pazoo, Inc. (the “Company”) is still a development stage company, management of the Company has established the level of materiality as any contract which commits the Company to any non-contingent obligation in excess of $10,000 and any contract which may have a positive material effect on the financial position of the Company.  The agreements, not in the ordinary course of business, which meet this criterion, are as follows: (i) Transfer Agent and Registrar Agreement (April 5, 2012).  In the Company’s Form S-1 filed with the Securities and Exchange Commission the Company contemplated using the services of Platinum Stock Transfer as the Company’s Transfer Agent.  Due to various factors, the Company has determined that VStock Transfer, LLC is a more appropriate selection as transfer agent for the Company.  Attached as Exhibit 99.01 is a copy of the Transfer Agent and Registrar Agreement.   (ii) Lock-Up and Leak Out Agreement (May 15, 2012).  All current and former officers and directors have entered into a Lock Up and Leak Out Agreement which restricts the sale of any shares owned by any current or former officer and director as a result of a direct issuance of the Company, including common and preferred stock, for a period of two years from the effective date of the Company’s Registration Statement on Form S-1 (April 6, 2012) and limits the sale of any shares thereafter.  Attached as Exhibit 99.02 is a copy of the substantive form signed by each officer and/or director. (iii) Investment Agreement (June 1, 2012).  Integrated Capital Partners, Inc. (“ICPI”) has entered into a new Investment Agreement whereby ICPI invested $250,000 on the date of the Investment Agreement and is committed to investing another $250,000 on or before August 31, 2012.  Under the terms of the Investment Agreement, ICPI will receive 500,000 shares of the Series A Preferred Stock of the Company for each $250,000 investment (i.e. $.50 per share).  Additionally, ICPI received a Warrant to purchase one share of Series A Preferred Stock (at $.75 per share) for each share of Series A Preferred Stock purchased by ICPI under the Investment Agreement.  The Warrants expire three years after issuance.  Additionally, ICPI retains the option, at its sole discretion, to invest an additional $500,000 to $1,000,000 under the same terms and conditions set forth in the Investment Agreement.  The option for ICPI to invest additional monies expires on August 31, 2012.  Attached as Exhibit 99.03 is a copy of the Investment Agreement with ICPI.  The Certificate of Designations for the Series A Preferred Stock has been filed with the Secretary of the State of Nevada and is available on the Secretary of the State of Nevada website.

Item 3.02  Unregistered Sale of Equity Securities.

Common Stock:  The Company has issued the following common stock to consultants in exchange for services: (i) Gotham Advisory Group, LLC  (May 24, 2012) - In connection with a business advisory agreement dated on or about April 1, 2012, the Company issued 3,000,000 shares of common stock.  Due to the confidential nature of this agreement the Company is evaluating what portions of the agreement may be published and will file a Form 8-K/A with the appropriate portions of the agreement.  (ii) Taylor Capitol, Inc. (May 17, 2012) - In connection with a Consulting Agreement executed on May 15, 2012, and effective June 1, 2012, Taylor Capitol, Inc, was issued 50,000 shares of common stock to provide investor relations services.  A copy of the Consulting Agreement is attached as Exhibit 99.04.   (iii) Howard Klein (May 17, 2012) - The Company issued 100,000 shares of common stock for services rendered pursuant to an Independent Consulting Agreement dated May 17, 2012.  Due to the confidential nature of this agreement the Company is evaluating what portions of the agreement may be published and will file a Form 8-K/A with the appropriate portions of the agreement.  (iv) Ken Bae (May 17, 2012) - The Company issued 175,000 shares of common stock for services rendered pursuant to an Independent Consulting Agreement dated May 17, 2012. Due to the confidential nature of this agreement the Company is evaluating what portions of the agreement may be published and will file a Form 8-K/A with the appropriate portions of the agreement; (v) Gemmerton Reyes (May 17, 2012) - The Company issued 100,000 shares of common stock for video production services to be rendered in the future.  In the event the services are not performed to the satisfaction of the Company, the Company reserves the right to cancel the stock issued to Mr. Reyes.; (vi) Peter Risano (May 17, 2012) - The Company issued 85,000 shares of common stock for services rendered pursuant to an “Our Expert” Consulting & Advisory Agreement dated on or about May 17, 2012.  Due to the confidential nature of this agreement the Company is evaluating what portions of the agreement may be published and will file a Form 8-K/A with the appropriate portions of the agreement Additionally, on May 17, 2012, ICPI converted 1,080,000 shares of Series A Convertible Preferred Stock into 10,800,000 shares of Common Stock pursuant to ICPI’s Investment Agreement dated January 3, 2011, a copy of which was filed with the Company’s Form S-1 on November 18, 2011.

Series A Preferred Stock:  On June 1, 2012 the Company issued 500,000 shares of Series A Convertible Preferred Stock in accordance with an Investment Agreement of the same date (See, Item 1.01, Subpart (iii) above).

Series B Preferred Stock:  On May 15, 2012, the Company issued Series B Non Convertible Preferred Stock, effective May 15, 2012, in the following amounts to the offices and/or directors of the Company: Gregory Jung (125,000); Ben Hoehn (250,000); Steve Basloe (500,000) and David M. Cunic (500,000).  The Series B Preferred Stock is a super voting class of stock so that the current management of the Company may maintain control of the business operations of the Company even in light of conversion of Series A Convertible Preferred Stock by ICPI.  The Series B Preferred Stock carries with it 200 votes of each share and is not convertible at the election of the holder, but carries a mandatory conversion upon certain liquidating events.  The Certificate of Designations for the Series B Preferred Stock has been filed with the Secretary of State of the State of Nevada and is available on the Secretary of the State of Nevada website.

Item 7.01  Regulation FD Disclosure.

On June 12, 2012 the Company announced in a press release (Pazoo Receives The First $250,000 Investment As Part Of A $1,000,000 Commitment) that the Company signed a new Investment Agreement with Integrated Capital Partners, Inc. (See, Item 1.01, Subpart (iii) above). A copy of the press release is attached hereto as Exhibit 99.05.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.05 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

a.	Exhibits.
99.01	Transfer Agent and Registrar Agreement
99.02	Lock-Up and Leak Out Agreement
99.03	Investment Agreement
99.04	Consulting Agreement
99.05	Press Release Dated June 11, 2012

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2012	Pazoo, Inc.
(Registrant)

/s/ David M. Cunic
David M. Cunic / CEO